IBSG International Investor Presentation (“IBIN”-OTCBB) PROVIDING BUSINESSES WITH A GATEWAY TO WORLD COMMERCE November 17, 2008 Exhibit 99.1

Safe Harbor Statement
Statements in this presentation that are not descriptions of historical facts are forward-looking statements relating to future events, and as such all forward-looking statements are made pursuant to the Securities Litigation Reform Act of 1995. Statements may contain certain forward-looking statements pertaining to future anticipated or projected plans, performance and developments, as well as other statements relating to future operations and results. Any statements in this presentation that are not statements of historical fact may be considered to be forward-looking statements. Words such as "may," "will," "expect," "believe," "anticipate," "estimate," "intends," "goal," "objective," "seek,"
"attempt," or variations of these or similar words, identify forward-looking statements. These forward-
looking statements by their nature are estimates of future results only and involve substantial risks and uncertainties, including but not limited to risks associated with the uncertainty of future financial results, additional financing requirements, development of new products, the impact of competitive products or pricing, technological changes, the effect of economic conditions and other uncertainties detailed from time to time in our reports filed with the Securities and Exchange Commission. There can be no assurance that our actual results will not differ materially from expectations and other factors more fully described in our public filings with the U.S. Securities and Exchange Commission, which can be reviewed at
www.sec.gov.

IBSG In Brief
•
IBSG International is a leading developer and marketer of a robust e-commerce platform, that provides a cost effective Internet commerce solution for government agencies, large business organizations, and Small and Medium-
sized Enterprises (“SME”), particularly in developing markets.
• Historic Organic Revenue CAGR ~ 64% (since 2004)
– Profitable since 2Q04
– Cash Flow Positive since 3Q05
• 2006  Revenue of $ 7.6m with EPS of $0.10
• 2007  Revenue of $14.6m with EPS of $0.58
• 2008  Guidance of $18-22m with EPS range of ($0.50 -
$0.60)¹
• Blue Chip client base includes World Bank and South Africa Department of
Trade and Industry
• Cash on hand $7.38 million; Cash per share $.615 Book value of $2.60 per share
• Stock Symbol: (“IBIN”-OTC)
• Shares Outstanding: 12 million
• Approximate market cap: $12 million
¹Based on existing business
3 3

BizWorld
Pro
- A Comprehensive
International Commerce Platform
• The BizWorld
Pro
Platform provides a comprehensive, international Internet-
based Commerce Platform that operates as a digital service center for any government agency interacting with small to medium enterprises (SMEs).
• BizWorld
Pro
provides over 9,500 functions and is comprised of more than
14,000 active pages.  The platform provides SMEs with turn-key functionality:
Digital e-Commerce Exchange with Website Creation & Digital Catalogue
Accounting/Fiscal Management
Centralized Tender/Bid Centre & Procurement Management
Investor-Investor Seeker Transaction Functions
Seminar/Long Distance Learning Video Library
4 4
™
™
™

Key Benefits of BizWorld
Pro
Implementation of BizWorld Pro enables Government Agencies to:
Stimulate domestic, regional and international SME commerce
Encourage Internet connectivity and cell/PDA services
Facilitates increase investments into regional businesses
Creates a centralized system for establishing an SME online
Provide a digital service center for businesses
Reduce unemployment through sustained business community
Revenue generating opportunities for businesses, sub-licensees, and master license holder

™

A Major Market Opportunity
Exists for BizWorld
Pro
•
The EU Market alone represents a $28B Euro opportunity¹
• Growth of SMEs worldwide
• Support of World agencies and Government entities
• Low cost and flexibility provided by BizWorld Pro™
• Turnkey internet solutions for SMEs not available to date
EUROPE
ASIA
AFRICA
SMEs
CHINA
US
*Source: Based on EU budget
6
Growth
Markets Accelerating Trade

™

Management & Board
Dr. Michael Rivers, CEO & Board Chairman, is the founder of IBSG and has over 24 years experience in the field of business development including supporting the development of small-to-mid-size businesses, and establishing digital business services with a diverse group of business community entities.
Dr. Rivers has served as an expert & guest speaker for U.S. Dept. of
Commerce, the Dept. of Labor as well as several international countries as an expert in Internet commerce strategies. Dr. Rivers holds a doctorate in Clinical
Psychology through the Washington D.C. consortium of universities, and an undergraduate degree in the diversified studies of Chemistry, Biology and
Psychology.
Mr. Geoffrey Birch, Interim CFO & Board Member, was in plastics and pharmaceuticals for over 30 years which included manufacturing and distribution. Mr. Birch developed a specialist European facility for medicated over-the-counter hair treatments which was eventually purchased by SSL
International, a UK publicly quoted company in the late 1990s. Mr. Birch was a board member of several UK Venture capital firms investing in young UK companies with identifiable growth potential in the areas of technology. He is currently chairman of Sylvrey Ltd, an investment company.
Digital
Business
Services
Venture
Capital
7 7

Board Members
Mr. Jeffrey Willmott, Board Member, is a senior level executive with over 35 years experience in diverse industries, both domestic and international in scope. Mr. Willmott joined investment banking firm of Dillon Read & Company
(now UBS) in 1991, spending the next 8 years in financial services business development and marketing. He is on the Adjunct faculty of both NY University
Graduate Management Program and Fordham University Graduate School of
Business. He holds a Bachelors and an MBA in marketing.
Dr. Alexander S. Preker, Board Member, is the Chief Economist, Africa
Region (AFTH2), World Bank and Member of Global Task Force. He has also served as  the Sector Leader & Member of Corporate Management Group
(AFTH2), World Bank. Dr. Preker has completed the Executive Development
Program, Harvard University, US; earned a PhD, Economics, London School of
Economics and Political Science, London, UK; Diploma, Medical Law and
Ethics, King's College, London, Masters of Business Administration (audit),
McGill, Montreal, Quebec, Canada; Dr. Preker is currently an Adjunct
Associate Professor, Wager School, New York University, New York, NY.
8 8
Global
Economist
Industry
Experience

Business Model
• IBIN partners with the government entity that purchases the
Master License and aligns its’ interests with those of the Master License Holder by sharing revenue generated from Satellite Licenses and Small Medium Enterprises
(SMEs) Subscription Revenues
• are based upon the number of SMEs the platform will
support.  Under GAAP revenue recognition criteria, the Company recognizes:
– 65% of the Master & Satellite License fees as Revenue in the quarter they are executed
– 35% of the Master & Satellite License fees as “Deferred Revenue”
– 100% of unpaid Fees are recorded as accounts receivable at the time of issuance.
• .
– Year 1: Master License Fee
– Years 2-5: Maintenance License Fee
• (typical for government agencies)
– The Master License Holder sells the Satellite Licenses to other agencies
– IBIN shares Satellite License revenue with the Master License Holder, 90% / 10%  split
• .
– End User (individual business) pay subscription fees of no less than $20/month.
– IBIN splits the subscription revenue with the Master License holder 50%/50%
Revenue Sharing
Master License Contracts
Master License Contract
Satellite Licenses
Subscription Fees
9 9

How We Help Our Clients Expand Their Business The South Africa Department of The South Africa Department of Trade and Industry Trade and Industry 10

Zimbabwe
Mozambique
Botswana
Limpopo
GABARONE
PRETORIA (Tshwane)
Kruger National Park
Nelspruit
South Africa map © bugbog.com
Johannesburg
MBABANE
MAPUTO
Soweto
Swaziland
Kalahari Desert
Namibia
North West Province
Mpumalanga
Free State
Cape Vidal
Upington
Noordoewer
Ladysmith
Port Nolloth
BLOEMFONTEIN
Bergville
MASERU
Lesotho
KwaZulu-Natal
Northern Cape
Durban
South Africa
Vanrhynsdorp
Lusikisiki
Eland's Bay
Port St Johns
Umtata
Indian Ocean
Atlantic Ocean
Western Cape
Eastern Cape
East London
Grahamstown
Stellenbosch
CAPE TOWN
George
Knysna
Port Elizabeth
Hermanus
Cape of Good Hope
Mossel Bay
Jeffrey's Bay
Plettenburg
Nature's Valley

How We Help Our Clients Do
Business, cont.
• IBSG will Provide The 4M+ SMEs in South Africa
with an SME Digital Commerce Trading and
Industry (MTI)
• BizWorld Pro will serve as the core trading and
procurement management platform for the project
• The platform will include:
– Full on-line E-commerce and transactional
capabilities for all SMEs on the platform
– On-Line SME registration
– Government and large corporation access to
SME’s via the platform for tender and bid
management and tracking
– Real time market analysis and impact reports
– Full on-line financial management and
inventory controls
– On-line seminar delivery
– On-line employment to support staff
requirements of growing SMEs and job
searching for individuals

Example: South Africa Department of Trade & Industry (“DTI”)
– Currently selling satellite licenses intra-government.
– Implemented projects grow exponentially via Satellite Licenses and
SME Subscription Revenue
Viral Distribution Channel
Deputy Ministries
National Departments
Provincial Governments
Small Business Development Centers
Business Associations
Universities
Master License Satellite Licenses
DTI purchases Master
License
Small to Medium
Enterprises “SMEs”

IBSG INTERNATIONAL

ibs group, inc.
IBSGI South Africa
IBS DEVELOPMENT
DESIGN. DEVELOP. DELIVER.
IBSGI-UK LIMITED

IBSG Office Locations
Celebration,
Florida
Sandton City
South Africa
Berkeley Square, London
United Kingdom
Celebration, Florida
And
Ahmadabad, India
51 employees world wide Employees in 4 countries currently

Financial Review 14

Revenue Streams: All Contracts
Are Generally 4-5 Years
• Master License fee: Yr1 License fee; Yrs 2-4 (5) License Maintenance fees
• Satellite License fees; Same as above IBSGI; 90%-Master License holder 10%
• End User (individual business) Subscription fees; IBSGI; approx. 50%-License holder
50%. No less than $20/month/End User (E20/month in Europe)
• Recurring Revenue Streams:
• Additional Satellite License sales
• License Maintenance fees Yrs 2-4 (5)
• Monthly End User Subscription fees- projected to be $600,000-$700,000 by the end of 2008 and grow to a projected $2.5-$2.75million per month by the end of
2009
All Master License Holders are with Government Agencies

0
1,000,000
2,000,000
3,000,000
4,000,000
5,000,000
6,000,000
1st  Q 2008 2nd Q 2008 3rd Q 2008 4th Q 2008
2007 2008
2008 Financials
•
For the 6 Months Ended June 30, the Company reported
Revenue of $9.2m with $2.4m in Net Income and EPS of $0.25
– 50% Y/Y revenue growth.
• 1Q08 Revenue of $4.8m with $1.1m in Net Income and EPS of $0.12
• 2Q08 Revenue of $4.4m with $1.3m in net income and EPS of $0.13

0 1,000,000 2,000,000 3,000,000 4,000,000 5,000,000 1st Q 2008 2nd Q 2008 3rd Q 2008 4th Q 2008 Revenues Cash In Cash Collections vs. Revenue 17 *Net before taxes; Cash in Outpaced by new revenue

SA-DTI Contract Revenue Performance (2.2 Million SMES Possible) 0 2,000,000 4,000,000 6,000,000 8,000,000 10,000,000 2007 2008* 2009* 2010* License Fees SME Sub. Fees 18

2008 - 2009 Strategic Plan
•
Expansion: New marketing offices in Eastern Europe, Malaysia and
South America
• Expand into United States
• Complete move to listed stock exchange
• Develop SME Digital Commerce Platform as international vehicle
• Organic Growth Opportunities:
– Expand World Bank Strategic Relationship
• Expand Master License Agreements in African Nations
• Expand International Distribution Channels into the EU & South
America with additional Master License Agreements
– Increase Satellite License penetration among existing clients
– Increase individual SME Footprint
– Increase SME Subscriber Penetration

Country Potential Lifetime Revenue
Kenya $39,000,000
World Bank (*3)
A. Ghana
B  Nigeria
C  Liberia
$45,000,000
South Africa $52,000,000
TOTAL $136, 000,000*
Potential Revenue from Existing
International Customers
*Potential Revenue (over a 4 year term) includes:
1. Master License Revenue
2. Maintenance License Revenue
3. Satellite License Revenue
4. SME subscription revenue

Millions
27,000,000
22,000,000
17,000,000
12,000,000
7,000,000
2,000,000
$18-22M
14,571,283
7,604,678
4,928,356
Revenue 2005
Revenue 2006
Revenue 2007
Revenue 2008*
*Projection

Annual Revenue Growth 21

Successful Financial Model FY06A FY07A FY08E Revenue $7.6m $14.6m $18-22m Net Income $0.69m $4.86m $10-12m EPS $0.10 $0.57 $0.50-.60* SME Subscribers (12/31) 27K 60K 22 *Fully Taxed

Investment Summary
• 3-year Revenue CAGR ~ 64%
– Profitable since 2Q04
– Cash Flow Positive since 3Q05
• Recurring Revenue Streams:
– Additional Satellite License Sales
– License Maintenance fees Yrs 2-5
– SME Subscription Fees
• Low Current Valuations
– PE Multiples
• 1.75x  FY07 EPS of $0.57
• 1.75x  FY08 EPS of $.50-$0.60 (Guidance Mean)
• 0.63x  FY09 EPS of $1.60 (Guidance Mean)
– PEG Multiples
• 0.37x  FY07 EPS of $0.57
• 1.37x  FY08 EPS of $0.60 (Guidance Mean)
• Zero Debt
• Seasoned Management
– Strong Alignment with Shareholders: Management (Friends of Management) owns ~
42% of Shares Outstanding

Contacts

Company Contact:
IBSG International
Dr. Michael Rivers, CEO
Tel: 321 -939-6321
Email: mrivers@ibsgi.com
Website:
www.ibsgi.com
Investor Contact:
Strategic Growth International, Inc.
Stan Altschuler/Richard Cooper
Tel: 212 -838-1444
Email: saltschuler@sgi-ir.com/
rcooper@sgi-ir.com
Website: www.sgi-ir.com